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                                              Supplement Dated December 11, 1995
                                                 To Prospectus dated May 1, 1995



The following information supplements the Prospectus dated May 1, 1995 for MarketLife, Fund UL for Variable Life Insurance.

Effective December 11, 1995, AIM Capital Appreciation Portfolio, a new series of the Smith Barney/Travelers Series Fund, Inc., became available under Fund UL for Variable Life Insurance. The prospectus for the AIM Capital Appreciation Portfolio must accompany the MarketLife contract prospectus.

Investment Objective
--------------------
The investment objective of the AIM Capital Appreciation Portfolio is to seek capital appreciation by investing principally in common stock, with emphasis on medium-sized and smaller emerging growth companies. The portfolio's investment adviser is Smith Barney Mutual Funds Management Inc.; the sub-adviser is AIM Capital Management, Inc.